SELIGMAN

HIGH-YIELD BOND SERIES

MID-YEAR REPORT

JUNE 30, 2002

Seeking to Maximize Current Income by Investing in a Diversified Portfolio of High-Yielding Corporate Bonds.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS

To the Shareholders	1	Notes to Financial Statements	14
Interview With Your Portfolio Manager	2	Financial Highlights	18
Performance Overview	4	Report of Independent Auditors	21
Portfolio Overview	6	Trustees of the Fund	22
Portfolio of Investments	7	Executive Officers of the Fund
Statement of Assets and Liabilities	11	and For More Information	23
Statement of Operations	12	Glossary of Financial Terms	24
Statements of Changes in Net Assets	13

TO THE SHAREHOLDERS

For the six months ended June 30, 2002, Seligman High-Yield Bond Series delivered a total return of –7.09% based on the net asset value of Class A shares. During the same time period, the Series’ peers, as measured by the Lipper High Current Yield Average, returned –3.77%, and the CSFB High Yield Market Index returned 0.15%.

The US economy gained strength during the first half of 2002, but there was increasing volatility in the high-yield bond market and in the stock market, largely because of high-profile cases of accounting irregularities and other corporate misdeeds. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled by the revelations, and we would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes that will engender more responsible corporate governance. These issues are being addressed promptly by Congress, the Securities and Exchange Commission, and other self-regulatory bodies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. In our view, the financial system benefits when corporations are held to higher standards of conduct.

The Federal Reserve Board left interest rates untouched during the six-month period, indicating that it believed risk was balanced between recession and inflation. Despite evidence that the overall economy was improving (GDP expanded 5.0% during the first quarter of 2002 and industrial production continued to increase), investors’ confidence was severely tested by the corporate scandals. With a recovery in corporate profits not yet a given, stocks and certain high-yield bonds suffered steep declines, though we suspect there may have been some degree of overreaction in the market’s response. The economic recovery remains fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

As you are probably aware, the income distribution of the Series has decreased. This is a reflection of what has transpired within the high-yield marketplace, as many of the companies with the highest yielding securities either retired their debt or went out of business, or that, in our opinion, did not possess strong enough fundamentals to be included in the Series. It is our intention to continue to provide a competitive distribution; however, it is possible that the Series’ yield will decline again in the future, though we believe to a much lesser extent than before.

Looking ahead, we believe the US economy will strengthen moderately, and that corporate profits will slowly improve. Many expect that the Federal Reserve Board, wanting to support the nascent economic recovery, will not raise interest rates until 2003, and there is the possibility of an additional rate reduction in 2002. Geopolitical risks remain, but the immediate concern is investor confidence. The current sense of urgency has prompted what we believe are sensible reforms, inserting additional safeguards and regulations into the system.

We are also optimistic about the prospects for the high-yield market and for the Series. Your portfolio management team repositioned the Series’ portfolio during the first half of the year, increasing its diversification, liquidity, and overall credit quality. The Series is positioned to take advantage of what we believe to be an improving economy. We have done this by investing in industries that should do well in a growing economy, such as chemicals, automobiles, and print advertising.

Thank you for your continued support of Seligman High-Yield Bond Series. A discussion with your Fund’s Portfolio Manager, as well as audited financial statements, including a portfolio of investments, follows this letter.

By order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

August 16, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

KENDALL C. PETERSON, CFA

Q:	How did Seligman High-Yield Bond Series perform during
the six months ended June 30, 2002?

A:	Seligman High-Yield Bond Series posted a total return
of –7.09% based on the net asset value of Class A
shares for the six-month period ended June 30, 2002.
During the same time period, the CSFB High Yield
Market Index posted a total return of 0.15% and the
Lipper High Current Yield Average returned –3.77%.

During this period, the Series’ total return lagged that
of its index and peer group. Most of this period was
spent repositioning the portfolio to reflect our revised
expectations of the high-yield market. By May, this
repositioning had substantially been completed, and,
in June, the Series outperformed its indices, largely as
a result of this repositioning.

Q:	What economic and market factors impacted the high-yield
market and the Series during the first six months of 2002?

A:	At the beginning of the six-month period, the Federal
Reserve Board had stopped lowering interest rates, sig-
naling that the Fed was no longer primarily concerned
with the US economy slipping into recession, but
rather that its concern was balanced between econom-
ic weakness and possible inflationary pressures. This
communicated to the market that the Fed had an
increased measure of confidence that the economic
recovery was going to take hold. In the high-yield
market, this positive sentiment set the stage for posi-
tive cash inflows into the sector, as investors began to
rediscover high-yield bonds after two extremely diffi-
cult years. Additionally, a modest new issue calendar
helped to drive secondary prices higher during most
of the first quarter.

In the second quarter, positive macroeconomic data
continued to indicate a recovery. Business investment
remained absent, but consumer spending held up.
There was a disconnect between the good economic
news and the poor performance in the stock and bond
markets. Investors seemed to be disappointed by the
slow pace of recovery, and high-profile corporate
accounting scandals cast doubt on the quality of cor-
porate earnings being reported. If earnings were sus-
pect, valuations therefore seemed lofty. Against a
backdrop of geopolitical uncertainty, a crisis of
investor confidence began to develop, culminating in
June, which was the worst month on record for most
of the major high-yield indices. The primary culprit
for the deterioration in June was the WorldCom
accounting scandal (the Series did not own
WorldCom).

Q:	What was your investment strategy during this time?

A:	Early in the year, we had positioned the Series to take
advantage of what we saw as an economic recovery
that would be driven by the fiscal and monetary stim-
ulus provided over the previous 12 months. We antici-
pated stable interest rates, low inflation, and expand-
ing corporate earnings. At the same time, we were still
repositioning the Series to improve its diversification,
liquidity, and overall credit quality. Lack of liquidity
in the marketplace made this repositioning difficult,
but, by the end of May, we had substantially complet-
ed it. In the second quarter of 2002, capital inflows to
the high-yield market slowed and money again began
to flow out of the marketplace.

A TEAM APPROACH
Seligman High-Yield Bond Series is managed by
the Seligman Fixed Income Team, headed by
Kendall C. Peterson, CFA. Mr. Peterson draws on
his team of seasoned investment professionals to
select companies whose bonds have the potential
for high yields at acceptable levels of investment
risk consistent with the Fund’s objective. Team
members include James Didden, Jeff Gallo, Paul
Langlois, Christopher Mahony, Janine Ptaszek,
Gregory Siegel, and Sau Lin Wu (trader).

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

KENDALL C. PETERSON, CFA

In response, the Series began to take a more conserva-
tive approach, moving to a substantial underweight-
ing in the cable industry following the negative news
regarding certain companies in the industry. The
Series also underweighted the telecommunications,
wireless, and utilities sectors because all three contin-
ued to report disappointing earnings news and were
hurt by material negative information disclosures. At
the same time, we moved to overweight stable cash-
generating sectors such as the gaming industry, which
continues to perform well. We also maintained an
overweighting in energy as a hedge against interrup-
tions in supply from the Middle East, as well as an
overweight position in broadcast and print media, on
the theory that economic recovery would bring an
increase in ad spending. At the end of the six-month
period, the Series’ largest industry weightings were in
gaming and hotels, broadcasting, and chemicals.

Q:	What sectors had the biggest impact on performance?

A:	The gaming sector performed well during the period
under review, as did broadcast and print media.
Telecommunications, wireless, and utilities were nega-
tive performers, and they detracted from the Series’
total return.

Q:	Do you plan to make any asset allocation changes going
forward?

A:	Going forward, we plan to position the Series to take
advantage of an expected increase in business spend-
ing and investment. Corporations deferred their
spending during the economic slowdown, as opposed
to consumers, who continued to spend. To the extent
we see the economic recovery broadening and deep-
ening, we plan to move the Series’ portfolio more into
economically sensitive cyclical sectors such as chemi-
cals, autos, pulp and paper, and metals and mining.
On the other hand, if the economic recovery falters,
we would then seek to increase the Series’ exposure to
steady cash generators and asset-rich companies.

Q:	What is your outlook?

A:	Over the long term, our outlook is favorable on the
whole, both for the US economy and for the high-
yield market. For the remainder of 2002, we believe
interest rates will remain stable, or perhaps move
lower. Inflation is not currently a threat, given that
unemployment is hovering around 6%, and that
industrial output is nowhere near capacity. The overall
economy has shown signs of strength, which we think
will continue. The industrial sector has posted several
months of increased activity, and the consumer is still
active. The missing piece of the picture is still business
spending, but we are hopeful that the economy will
stay strong until this picks up. An increase in business
investment would likely cause the recovery to broaden
and deepen, as companies invest in capital equipment
and take on additional employees.

In the near term, there may be continued market
volatility. As we saw in the second quarter, emotion
can override good economic fundamentals, especially
over the short term, and certainly investor confidence
is a major concern in the wake of revelations of
accounting irregularities. While there is the potential
for continued short-term fluctuations, we think that
over time fundamentals will win out. When they do,
we believe that the Series is well positioned to benefit
from a rise in business spending.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS

For Periods Ended June 30, 2002

			AVERAGE ANNUAL

		CLASS I				CLASS B	CLASS C		CLASS D
		SINCE				SINCE	SINCE		SINCE
	SIX	INCEPTION	ONE	FIVE	10	INCEPTION	INCEPTION		INCEPTION
	MONTHS*	11/30/01*	YEAR	YEARS	YEARS	4/22/96	5/27/99		9/21/93

Class A**
With Sales Charge	(11.42)%	n/a	(19.73)%	(5.92)%	3.28%	n/a	n/a		n/a
Without Sales Charge	(7.09)	n/a	(15.65)	(5.00)	3.79	n/a	n/a
Class B**
With CDSC†	(11.85)	n/a	(19.88)	(5.95)	n/a	n/a	n/a		n/a
Without CDSC	(7.46)	n/a	(16.12)	(5.72)	n/a	(2.50)%	n/a		n/a
Class C**
With Sales Charge and CDSC****	(9.32)	n/a	(17.83)	n/a	n/a	n/a	(12.03)%		n/a
Without Sales Charge and CDSC	(7.47)	n/a	(16.32)	n/a	n/a	n/a	(11.73)		n/a
Class D**
With 1% CDSC	(8.34)	n/a	(17.07)	n/a	n/a	n/a	n/a		n/a
Without CDSC	(7.47)	n/a	(16.32)	(5.73)	n/a	n/a	n/a		1.24%
Class I**	(6.95)	(7.91)%	n/a	n/a	n/a	n/a	n/a		n/a
CSFB High Yield
Market Index***	0.15	0.21	1.59	2.13	6.79	4.20 ††	0.26	†††	5.59 #
Lipper High Current
Yield Average***	(3.77)	(4.01)	(3.69)	0.28	5.60	2.69 ##	(2.81)		4.28 ###

NET ASSET VALUE
June 30, 2002		DECEMBER 31, 2001	JUNE 30, 2001

Class A	$3.24	$3.69	$4.33
Class B	3.25	3.70	4.33
Class C	3.25	3.70	4.34
Class D	3.25	3.70	4.34
Class I	3.24	3.69	n/a

RATINGS§
June 30, 2002
	MOODY’S	S&P

A	2.0%	2.0%
Baa/BBB	1.6	1.9
Ba/BB	18.9	21.0
B	72.0	68.8
Caa/CCC	5.5	3.9
Non-rated	—	2.4

DIVIDEND, YIELD, AND CAPITAL LOSS INFORMATION For the Six Months Ended June 30, 2002
	DIVIDENDSø	YIELDøø

Class A	$0.1986	8.65%
Class B	0.1841	8.29
Class C	0.1841	8.22
Class D	0.1841	8.30
Class I	0.2040	9.51

	CAPITAL		WEIGHTED AVERAGE
	LOSS		MATURITY	7.43 years

Realized	$(0.866)
Unrealized	(0.045	)§§
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. The yield quoted above for each class of shares includes an amount in excess of the income attributable to that class. The Fund intends to adjust the dividend rate over the course of the fiscal year, as necessary, so that the dividends paid to shareholders are not in excess of the income attributable to their shares. However, it is possible that in the future the Fund’s dividend (and therefore the Fund’s yield) may include a partial return of capital.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Credit Suisse First Boston (“CSFB”) High Yield Market Index and the Lipper High Current Yield Average are unmanaged benchmarks that assume reinvestment of all dividends and exclude the effect of taxes, fees and/or sales charges. The monthly performance of the Lipper High Current Yield Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
****	The CDSC is 1% for periods of 18 months or less.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	From April 30, 1996. From May 31, 1999.
†††	From May 31, 1999.
#	From September 30, 1993.
##	From April 25, 1996.
###	From September 23, 1993.
ø	Represents per share amount paid or declared during the six months ended June 30, 2002.
øø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2002, has been computed in accordance with SEC regulations and will vary.
§	Percentages based on current market values of long-term holdings.
§§	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

PERFORMANCE OVERVIEW

Growth of an Assumed $10,000 Investment

CLASS A SHARES
June 30, 1992 to June 30, 2002

CLASS B SHARES
April 22, 1996† to June 30, 2002

CLASS C SHARES

May 27, 1999† to June 30, 2002

CLASS D SHARES
September 21, 1993† to June 30, 2002

CLASS I SHARES
November 30, 2001† to June 30, 2002

     These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, Class D and Class I shares, assuming that all applicable sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than the original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
†	Inception date.

PORTFOLIO OVERVIEW

Largest Portfolio Changes

During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

CORPORATE BONDS:	CORPORATE BONDS:
Charter Communications	TDL Infomedia Holdings
0% (12.125%), 1/15/2012*	0% (15.50%), 10/15/2010
Chesapeake Energy	NBC Acquisition
8.375%, 11/1/2008*	0% (10.75%), 2/15/2009
Six Flags	Texas Petrochemicals
8.875%, 2/1/2010*	11.125%, 7/1/2006
CSC Holdings	Regional Independent Media Group
8.125%, 7/15/2009*	10.5%, 7/1/2008**
John Q. Hammons Hotels	Price Communications Wireless
8.875%, 5/15/2012*	11.75%, 7/15/2007
Sinclair Broadcast Group	Centennial Cellular
8%, 3/15/2012*	10.75%, 12/15/2008**
Paxson Communications	Chesapeake Energy
0% (12.25%), 1/15/2009*	8.375%, 11/1/2008**
Owens-Brockway	Quebecor Media
Glass Container	11.125%, 7/15/2011
8.875%, 2/15/2009*	Adelphia Communications
Tenneco Automotive	10.875%, 10/1/2010**
11.625%, 10/15/2009*	PREFERRED STOCKS:
Lyondell Chemical	Rural Cellular 11.375%**
11.125%, 7/15/2012*

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Top Ten Companies
June 30, 2002
VALUE

Allied Waste North America	$20,047,874
Williams Scotsman	18,600,000
TDL Infomedia Holdings	17,961,750
Lyondell Chemical	16,442,750
Cumulus Media	15,975,000
GCI	15,563,125
Chesapeake Energy	15,502,125
Sinclair Capital	15,098,125
Price Communications
Wireless	13,922,563
Dollar Financial Group	13,875,000

The amounts shown for the top ten companies represent the value of the Fund’s investments in securities of all types issued by the companies or their affiliates.

Largest Industries
June 30, 2002

PORTFOLIO OF INVESTMENTS

June 30, 2002

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS 94.4%
AEROSPACE 1.0%
Alliant Techsystems
8.5%, due 5/15/2011	$ 2,775,000	$ 2,913,750
L-3 Communications
7.625%, due 6/15/2012	6,225,000	6,271,687

		9,185,437

AUTOMOTIVE AND
COMPONENTS 7.1%
Asbury Automotive Group
9%, due 6/15/2012*	3,450,000	3,346,500
Collins & Aikman Products
10.75%, due 12/31/2011*	5,000,000	5,050,000
CSK Auto
12%, due 6/15/2006*	6,150,000	6,603,563
Dana
10.125%, due 3/15/2010*	3,000,000	3,075,000
Diamond Triumph Automotive
9.25%, due 4/1/2008	8,725,000	8,266,937
Dura Operating:
9%, due 5/1/2009	2,675,000	2,608,125
8.625%, due 4/15/2012	5,625,000	5,681,250
Metaldyne
11%, due 6/15/2012	3,575,000	3,503,500
Pennzoil-Quaker State
10%, due 11/1/2008	3,500,000	4,116,875
Stoneridge
11.5%, due 5/1/2012*	5,675,000	5,760,125
Tenneco Automotive
11.625%, due 10/15/2009	10,125,000	8,505,000
United Auto Group
9.625%, due 3/15/2012	6,175,000	6,236,750

		62,753,625

BROADCASTING 5.3%
Cumulus Media
10.375%, due 7/1/2008	15,000,000	15,975,000
Entravision Communications
8.125%, due 3/15/2009*	3,475,000	3,509,750
Lin Television
8.375%, due 3/1/2008	5,775,000	5,760,562
Nextmedia Operating
10.75%, due 7/1/2011	2,750,000	2,791,250
Sinclair Broadcast Group
8%, due 3/15/2012	9,725,000	9,627,750
Spanish Broadcasting Systems
9.625%, due 11/1/2009	4,725,000	4,890,375
Young Broadcasting
8.75%, due 6/15/2007	4,850,000	4,340,750

		46,895,437

BUSINESS SERVICES 6.4%
Hovnanian Enterprises
8.875%, due 4/1/2012*	4,850,000	4,795,438
Iron Mountain
8.625%, due 4/1/2013	4,675,000	4,803,563
KB Home
9.5%, due 2/15/2011	6,025,000	6,220,812

See footnotes on page 10.

	PRINCIPAL
	AMOUNT	VALUE

BUSINESS SERVICES (continued)
Muzak
9.875%, due 3/15/2009	$ 7,825,000	$ 6,455,625
Owens-Brockway Glass
Container
8.875%, due 2/15/2009*	9,225,000	9,271,125
Ryland Group
9.75%, due 9/1/2010	4,250,000	4,621,875
Schuler Homes
10.5%, due 7/15/2011	3,575,000	3,843,125
Ucar Finance
10.25%, due 2/15/2012*	7,900,000	8,097,500
WCI Communities:
10.625%, due 2/15/2011	2,800,000	2,940,000
9.125%, due 5/1/2012	4,875,000	4,862,812

		55,911,875

CABLE SYSTEMS AND
SATELLITE VIDEO 6.8%
Charter Communications
0% (12.125%†),
due 1/15/2012*	31,950,000	10,383,750
CSC Holdings
8.125%, due 7/15/2009	9,775,000	8,089,125
Echostar DBS
9.375%, due 2/1/2009	10,000,000	9,300,000
Fox Sports Networks
0% (9.75%†),
due 8/15/2007	3,950,000	4,048,750
GCI 9.75%, due 8/1/2007	16,825,000	15,563,125
PanAmSat
8.5%, due 2/1/2012*	4,525,000	4,185,625
Paxson Communications
0% (12.25%†),
due 1/15/2009	14,600,000	8,358,500

		59,928,875

CHEMICALS 7.4%
Equistar Chemicals
10.125%, due 9/1/2008	7,750,000	7,440,000
IMC Global
10.875%, due 6/1/2008	2,500,000	2,700,000
International Specialty
Holdings
10.625%, due 12/15/2009*	6,725,000	6,691,375
Koppers Industries
9.875%, due 12/1/2007	12,100,000	12,311,750
Lyondell Chemical:
10.875%, due 5/1/2009	8,500,000	7,565,000
11.125%, due 7/15/2012	8,900,000	8,877,750
Methanex
8.75%, due 8/15/2012	5,275,000	5,406,875
Millennium America:
9.25%, due 6/15/2008	2,500,000	2,562,500
7.625%, due 11/15/2026	3,925,000	3,238,125
OM Group
9.25%, due 12/15/2011	3,500,000	3,640,000
Texas Petrochemicals
11.125%, due 7/1/2006	5,950,000	4,849,250

		65,282,625

See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
June 30, 2002

	PRINCIPAL
	AMOUNT	VALUE

COMMUNICATIONS
INFRASTRUCTURE 0.7%
Crown Castle International
0% (10.625%†),
due 11/15/2007	$8,675,000	$5,855,625

CONSUMER PRODUCTS 1.9%
Constellation Brands
8.125%, due 1/15/2012	4,975,000	5,130,469
JohnsonDiversey
9.625%, due 5/15/2012*	5,650,000	5,932,500
Russell
9.25%, due 5/1/2010*	5,575,000	5,770,125

		16,833,094

ENERGY 6.3%
Calpine 8.5%, due 2/15/2011	8,175,000	5,518,125
Clark Refining & Marketing
8.875%, due 11/15/2007	5,625,000	5,428,125
Dresser
9.375%, due 4/15/2011*	5,550,000	5,647,125
El Paso Energy Partnership
8.5%, due 6/1/2011	1,375,000	1,375,000
Encore Acquisition
8.375%, due 6/15/2012	4,400,000	4,433,000
Forest Oil
8%, due 12/15/2011	4,625,000	4,648,125
Nuevo Energy
9.5%, due 6/1/2008	5,900,000	5,973,750
Stone Energy
8.25%, due 12/15/2011	5,250,000	5,276,250
Trico Marine Services
8.875%, due 5/15/2012*	5,300,000	5,273,500
Westport Resources
8.25%, due 11/1/2011	6,525,000	6,720,750
XTO Energy
7.5%, due 4/15/2012	4,750,000	4,868,750

		55,162,500

ENVIRONMENTAL
SERVICES 2.3%
Allied Waste North America
10%, due 8/1/2009	20,300,000	20,047,874

EQUIPMENT 2.1%
Williams Scotsman
9.875%, due 6/1/2007	19,375,000	18,600,000

FINANCIAL SERVICES 2.4%
Dollar Financial Group
10.875%, due 11/15/2006	15,000,000	13,875,000
Western Financial Bank
9.625%, due 5/15/2012	7,325,000	7,361,625

		21,236,625

	PRINCIPAL
	AMOUNT	VALUE

FUNERAL SERVICES 1.3%
Service Corp. International
7.2%, due 6/1/2006	$8,875,000	$8,364,687
Stewart Enterprises
10.75%, due 7/1/2008	2,790,000	3,096,900

		11,461,587

GAMING AND HOTELS 12.5%
Alliance Gaming
10%, due 8/1/2007	7,500,000	7,837,500
Ameristar Casinos
10.75%, due 2/15/2009	10,000,000	10,775,000
Boyd Gaming
9.5%, due 7/15/2007	1,750,000	1,776,250
Hollywood Casino
11.25%, due 5/1/2007	9,075,000	9,846,375
Hollywood Casino Shreveport
13%, due 8/1/2006	3,750,000	4,125,000
Host Marriot:
9.5%, due 1/15/2007*	9,850,000	9,985,437
9.25%, due 10/1/2007	2,700,000	2,727,000
Isle of Capri Casinos
8.75%, due 4/15/2009	7,875,000	7,953,750
John Q. Hammons Hotels
8.875%, due 5/15/2012*	10,300,000	10,145,500
Mandalay Resort Group:
10.25%, due 8/1/2007	5,000,000	5,268,750
9.375%, due 2/15/2010	5,000,000	5,200,000
MeriStar Hospitality:
9.125%, due 1/15/2011*	4,150,000	3,984,000
9.125%, due 1/15/2011	5,375,000	5,160,000
MGM Grand
9.75%, due 6/1/2007	4,400,000	4,664,000
Park Place Entertainment
9.375%, due 2/15/2007	3,950,000	4,137,625
Station Casinos
9.875%, due 7/1/2010	7,500,000	7,968,750
Venetian Casino Resort
11%, due 6/15/2010*	8,150,000	8,241,688

		109,796,625

HEALTH CARE EQUIPMENT
AND SERVICES 0.3%
Alliance Imaging
10.375%, due 4/15/2011	2,500,000	2,662,500

HOSPITALS 0.2%
Health South
7%, due 6/15/2008	1,825,000	1,806,750

INDUSTRIAL
CONGLOMERATES 4.9%
Associated Materials
9.75%, due 4/15/2012*	5,600,000	5,768,000
Beazer Homes USA
8.375%, due 4/15/2012	5,450,000	5,531,750

See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
June 30, 2002

	PRINCIPAL
	AMOUNT	VALUE

INDUSTRIAL
CONGLOMERATES (continued)
Dr. Horton
8%, due 2/1/2009	$6,100,000	$6,100,000
Foamex:
9.875%, due 6/15/2007	2,800,000	2,506,000
10.75%, due 4/1/2009*	5,550,000	5,688,750
Joy Global
8.75%, due 3/15/2012*	6,075,000	6,242,063
NMHG Holding
10%, due 5/15/2009*	5,575,000	5,686,500
Terex:
8.875%, due 4/1/2008	3,450,000	3,519,000
10.375%, due 4/1/2011	1,750,000	1,890,000

		42,932,063

LEISURE 1.4%
Premier Parks
0% (10%†), due 4/1/2008	1,650,000	1,617,000
Six Flags
8.875%, due 2/1/2010	10,975,000	10,975,000

		12,592,000

OIL AND GAS 2.8%
Chesapeake Energy
8.375%, due 11/1/2008	15,425,000	15,502,125
Magnum Hunter Resources
9.6%, due 3/15/2012*	4,775,000	4,942,125
Plains Exploration & Production
8.75%, due 7/1/2012	4,450,000	4,377,732

		24,821,982

PAPER AND PACKAGING 4.5%
Graphic Packaging
8.625%, due 2/15/2012*	3,475,000	3,605,313
Longview Fibre
10%, due 1/15/2009*	3,600,000	3,753,000
Owens-Illinois
7.8%, due 5/15/2018	7,000,000	5,880,000
Potlatch
10%, due 7/15/2011	4,650,000	5,115,000
Silgan Holdings
9%, due 6/1/2009*	4,950,000	5,123,250
Stone Container:
9.75%, due 2/1/2011	4,375,000	4,703,125
8.375%, due 7/1/2012	4,400,000	4,455,000
Tembec Industries
7.75%, due 3/15/2012	6,725,000	6,708,188

		39,342,876

PRINTING AND
PUBLISHING 5.9%
American Media Operations
10.25%, due 5/1/2009	6,275,000	6,620,125
Garden State Newspapers
8.75%, due 10/1/2009	6,300,000	6,252,750

	PRINCIPAL
	AMOUNT	VALUE

PRINTING AND
PUBLISHING (continued)
Perry-Judd
10.625%, due 12/15/2007	$3,925,000	$3,866,125
Primedia
10.25%, due 6/1/2004	6,450,000	5,514,750
Quebecor Media
11.125%, due 7/15/2011	5,700,000	5,643,000
TDL Infomedia Holdings
0% (15.50%†),
due 10/15/2010	22,175,000	17,961,750
TransWestern Holdings
0% (11.875%†),
due 11/15/2008	6,000,000	6,097,500

		51,956,000

RESTAURANTS
AND FOOD 2.6%
Fleming Companies
9.875%, due 5/1/2012*	8,450,000	8,027,500
Land O’Lakes
8.75%, due 11/15/2011	4,100,000	3,874,500
Roundy’s
8.875%, due 6/15/2012*	4,700,000	4,711,750
Yum! Brands
7.7%, due 7/1/2012	6,225,000	6,256,125

		22,869,875

RETAILING 0.9%
NBC Acquisition
0% (10.75%†),
due 2/15/2009	10,200,000	8,211,000

SEMICONDUCTORS 1.6%
Amkor Technology
9.25%, due 5/1/2006	5,650,000	4,661,250
Fairchild Semiconductor
10.375%, due 10/1/2007	8,750,000	9,143,750

		13,805,000

STEEL AND METALS 2.0%
AK Steel
7.75%, due 6/15/2012	5,100,000	5,074,500
Earle M. Jorgensen
9.75%, due 6/1/2012*	5,725,000	5,667,750
Steel Dynamics
9.5%, due 3/15/2009*	2,500,000	2,650,000
Trimas
9.875%, due 6/15/2012*	4,700,000	4,711,750

		18,104,000

UTILITIES 1.5%
Midland Cogenerative Venture
11.75%, due 7/23/2005	12,500,000	12,673,825

See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
June 30, 2002

	PRINCIPAL
	AMOUNT
	OR SHARES	VALUE

WIRELESS
TELECOMMUNICATIONS 2.3%
Nextel Communications
9.375%, due 11/15/2009	$ 12,750,000	$ 6,502,500
Price Communications
Wireless
11.75%, due 7/15/2007	13,150,000	13,922,563

		20,425,063

TOTAL CORPORATE BONDS
(Cost $844,393,697)		831,154,738

PREFERRED STOCKS 2.7%
BROADCASTING 2.7%
Cumulus Media 13.75%	8,139 shs.	9,054,637
Sinclair Capital 11.625%	145,000	15,098,125

TOTAL PREFERRED STOCKS
(Cost $23,153,209)		24,152,762

REPURCHASE AGREEMENT 1.0%
(Cost $8,400,000)	$ 8,400,000	8,400,000

TOTAL INVESTMENTS 98.1%
(Cost $875,946,906)		863,707,500
OTHER ASSETS
LESS LIABILITIES 1.9%		16,852,511

NET ASSETS 100.0%		$880,560,011

*	Rule 144A security.
†	Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
Investments, at value
Corporate bonds (cost $844,393,697)	$831,154,738
Preferred stocks (cost $23,153,209)	24,152,762
Repurchase agreement (cost $8,400,000)	8,400,000	$863,707,500

Cash		257,237
Receivable for securities sold		24,558,188
Receivable for dividends and interest		19,141,380
Receivable for Beneficial Interest sold		518,042
Expenses prepaid to shareholder service agent		242,490
Other		61,477

Total Assets		908,486,314

LIABILITIES:
Payable for securities purchased		16,272,759
Payable for Beneficial Interest repurchased		6,866,801
Dividends payable		3,097,046
Management fee payable		501,812
Accrued expenses and other		1,187,885

Total Liabilities		27,926,303

Net Assets		$880,560,011

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value;
271,287,321 shares outstanding):
Class A		$84,427
Class B		117,087
Class C		19,345
Class D		49,671
Class I		757
Additional paid-in capital		2,373,130,658
Dividends in excess of net investment income		(31,246,246)
Accumulated net realized loss		(1,449,356,282)
Net unrealized depreciation of investments		(12,239,406)

Net Assets		$880,560,011

NET ASSET VALUE PER SHARE:
Class A ($273,368,046 ÷ 84,426,675)		$3.24

Class B ($380,401,247 ÷ 117,087,498)		$3.25

Class C ($62,875,981 ÷ 19,344,567)		$3.25

Class D ($161,463,485 ÷ 49,671,553)		$3.25

Class I ($2,451,252 ÷ 757,028)		$3.24

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Interest	$50,245,556
Dividends	3,035,306

Total Investment Income		$53,280,862

EXPENSES:
Distribution and service fees	3,985,820
Management fees	3,380,121
Shareholder account services	1,480,843
Custody and related services	169,391
Shareholder reports and communications	97,179
Registration	65,149
Audit and legal fees	39,249
Directors’ fees and expenses	9,291
Miscellaneous	16,330

Total Expenses Before Reimbursement	9,243,373
Reimbursement of expenses — Class I	(1,071)

Total Expenses After Reimbursement		9,242,302

Net Investment Income		44,038,560

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(235,070,019)
Net change in unrealized appreciation of investments	114,891,306

Net Loss on Investments		(120,178,713)

Decrease in Net Assets from Operations		$(76,140,153)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS	YEAR
	ENDED	ENDED
	JUNE 30, 2002	DECEMBER 31, 2001

OPERATIONS:
Net investment income	$44,038,560	$156,934,877
Net realized loss on investments	(235,070,019)	(800,962,402)
Net change in unrealized appreciation of investments	114,891,306	373,420,249

Decrease in Net Assets from Operations	(76,140,153)	(270,607,276)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
Class A	(14,790,508)	(53,751,144)
Class B	(18,199,920)	(62,534,794)
Class C	(2,993,879)	(9,540,605)
Class D	(7,982,072)	(30,390,120)
Class I	(72,181)	(185)

Total	(44,038,560)	(156,216,848)

Dividends in excess of net investment income:
Class A	(4,223,217)	—
Class B	(5,196,725)	—
Class C	(854,860)	—
Class D	(2,279,165)	—
Class I	(20,610)	—

Total	(12,574,577)	—

Return of capital:
Class A	—	(11,175,630)
Class B	—	(13,001,879)
Class C	—	(1,983,629)
Class D	—	(6,318,541)

Total	—	(32,479,679)

Decrease in Net Assets from Distributions	(56,613,137)	(188,696,527)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	52,243,349	308,395,760
Investment of dividends	26,819,108	88,816,107
Exchanged from associated Funds	93,955,523	271,630,613

Total	173,017,980	668,842,480

Cost of shares repurchased	(184,209,289)	(454,123,820)
Exchanged into associated Funds	(114,837,841)	(380,630,820)

Total	(299,047,130)	(834,754,640)

Decrease in Nets Assets from
Capital Share Transactions	(126,029,150)	(165,912,160)

Decrease in Net Assets	(258,782,440)	(625,215,963)

NET ASSETS:
Beginning of period	1,139,342,451	1,764,558,414

End of Period (net of dividends in excess of net investment
income of $23,398,999 and $18,671,669, respectively)	$880,560,011	$1,139,342,451

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares — Seligman High-Yield Bond Series (the “Fund”), a series of Seligman High Income Fund Series, offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares were first offered on November 30, 2001, and are available only to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes discount and premium on purchases of portfolio securities for financial reporting purposes.
d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of June 30, 2002, matured pursuant to its terms.
e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.
f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification

NOTES TO FINANCIAL STATEMENTS

will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002, amounted to $628,564,896 and $772,224,928, respectively.

     At June 30, 2002, the cost of investments for federal income tax purposes was $880,351,258. The tax basis cost was greater than the cost for financial reporting purposes due to tax deferral of losses on wash sales in the amount of $2,311,784 and the amortization of premium for financial reporting purposes of $2,092,568. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $999,553 and $17,643,311, respectively.

4. Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.64% per annum of the Fund’s average daily net assets.

     Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $26,285 from sales of Class A shares. Commissions of $202,842 and $74,542 were paid to dealers from sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2002, fees incurred under the Plan aggregated $417,865 or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $2,226,288, $366,876, and $974,791, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2002, such charges amounted to $112,207.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2002, amounted to $31,784.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2002, Seligman Services, Inc. received commissions of $6,773 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $14,231, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $1,480,843 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

NOTES TO FINANCIAL STATEMENTS

     Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

     Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees’ fees and expenses, and the accumulated balance thereof at June 30, 2002, of $26,676 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. Capital Loss Carryforward and Other Adjustments — At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $1,058,257,606, which is available for offset against future taxable net capital gains, expiring in various amounts through 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

     In addition, the Fund elected to defer until January 1, 2002, the recognition for tax purposes of net losses of $160,135,299 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

6. Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2002, the Fund did not borrow from the credit facility.

7. Transactions in Shares of Beneficial Interest —

The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Class A

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	9,168,809	$32,695,331	39,853,500	$183,049,474
Investment of
dividends	2,682,529	9,508,527	7,545,675	33,497,495
Exchanged from
associated Funds	21,715,894	78,016,337	46,378,343	210,720,945

Total	33,567,232	120,220,195	93,777,518	427,267,914

Cost of shares
repurchased	(20,361,021)	(71,563,680)	(48,736,215)	(211,588,562)
Exchanged into
associated Funds	(25,937,784)	(91,939,920)	(64,576,153)	(291,409,617)
Transferred to
Class I	(429,452)	(1,537,439)	—	—

Total	(46,728,257)	(165,041,039)	(113,312,368)	(502,998,179)

Decrease	(13,161,025)	$(44,820,844)	(19,534,850)	$(75,730,265)

	Class B

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	2,180,097	$7,791,289	12,273,992	$58,426,605
Investment of
dividends	2,774,146	9,852,358	6,948,857	30,778,506
Exchanged from
associated Funds	3,058,876	11,068,863	7,687,140	35,871,718

Total	8,013,119	28,712,510	26,909,989	125,076,829

Cost of shares
repurchased	(16,905,739)	(59,339,924)	(28,185,227)	(121,002,092)
Exchanged into
associated Funds	(4,456,565)	(15,534,056)	(12,963,783)	(55,542,489)

Total	(21,362,304)	(74,873,980)	(41,149,010)	(176,544,581)

Decrease	(13,349,185)	$(46,161,470)	(14,239,021)	$(51,467,752)

	Class C

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	2,339,385	$8,359,620	10,402,100	$49,534,530
Investment of
dividends	511,078	1,816,360	1,183,415	5,183,899
Exchanged from
associated Funds	414,167	1,486,241	1,778,093	8,241,036

Total	3,264,630	11,662,221	13,363,608	62,959,465

Cost of shares
repurchased	(4,511,801)	(15,894,023)	(6,998,092)	(29,532,806)
Exchanged into
associated Funds	(655,404)	(2,283,742)	(2,542,309)	(11,141,311)

Total	(5,167,205)	(18,177,765)	(9,540,401)	(40,674,117)

Increase (decrease)	(1,902,575)	$(6,515,544)	3,823,207	$22,285,348

NOTES TO FINANCIAL STATEMENTS

	Class D

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	650,038	$2,334,487	3,619,064	$17,331,919
Investment of
dividends	1,562,849	5,559,068	4,344,887	19,356,161
Exchanged from
associated Funds	937,330	3,384,082	3,630,741	16,796,914

Total	3,150,217	11,277,637	11,594,692	53,484,994

Cost of shares
repurchased	(10,634,494)	(37,373,913)	(21,596,754)	(92,000,360)
Exchanged into
associated Funds	(1,449,674)	(5,080,123)	(5,176,713)	(22,537,403)

Total	(12,084,168)	(42,454,036)	(26,773,467)	(114,537,763)

Decrease	(8,933,951)	$(31,176,399)	(15,178,775)	$(61,052,769)

	Class I

	Six Months Ended		November 30, 2001* to
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	299,892	$1,062,622	14,385	$53,232
Investment of
dividends	23,905	82,795	13	46
Transferred from
Class A	429,452	1,537,439	—	—

Total	753,249	2,682,856	14,398	53,278

Cost of shares
repurchased	(10,619)	(37,749)	—	—

Total	(10,619)	(37,749)	—	—

Increase	742,630	$2,645,107	14,398	$53,278

* Commencement of offering of shares.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

		CLASS A
	SIX MONTHS	YEAR ENDED DECEMBER 31,
	ENDED
	6/30/02	2001Ø	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$3.69	$4.99	$6.26	$6.95	$7.55	$7.25

Income from Investment Operations:
Net investment income	0.16	0.47	0.64	0.69	0.70	0.70
Net realized and unrealized gain
(loss) on investments	(0.41)	(1.21)	(1.21)	(0.68)	(0.59)	0.28

Total from Investment Operations	(0.25)	(0.74)	(0.57)	0.01	0.11	0.98

Less Distributions:
Dividends from net investment income	(0.16)	(0.47)	(0.64)	(0.70)	(0.69)	(0.68)
Dividends in excess of net investment
income	(0.04)	—	(0.02)	—	—	—
Return of capital	—	(0.09)	(0.04)	—	—	—
Distributions from net realized capital gains	—	—	—	—	(0.02)	—

Total Distributions	(0.20)	(0.56)	(0.70)	(0.70)	(0.71)	(0.68)

Net Asset Value, End of Period	$3.24	$3.69	$4.99	$6.26	$6.95	$7.55

TOTAL RETURN:	(7.09)%	(15.91)%	(10.02)%	0.09%	1.32%	14.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$273,368	$360,394	$584,944	$923,395	$1,050,340	$750,461
Ratio of expenses to average net assets	1.25%†	1.16%	1.09%	1.08%	1.10%	1.14%
Ratio of net investment income to
average net assetsø	8.91%†	10.61%	11.08%	10.30%	9.46%	9.42%
Portfolio turnover rate	62.44%	53.04%	27.45%	40.60%	35.34%	61.78%

		CLASS B

	SIX MONTHS	YEAR ENDED DECEMBER 31,
	ENDED
	6/30/02	2001Ø	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$3.70	$5.00	$6.26	$6.95	$7.55	$7.26

Income from Investment Operations:
Net investment income	0.14	0.43	0.59	0.64	0.64	0.64
Net realized and unrealized gain (loss)
on investments	(0.41)	(1.21)	(1.20)	(0.68)	(0.59)	0.28

Total from Investment Operations	(0.27)	(0.78)	(0.61)	(0.04)	0.05	0.92

Less Distributions:
Dividends from net investment income	(0.14)	(0.43)	(0.59)	(0.65)	(0.63)	(0.63)
Dividends in excess of net investment income	(0.04)	—	(0.02)	—	—	—
Return of capital	—	(0.09)	(0.04)	––	––	––
Distributions from net realized capital gains	—	—	—	—	(0.02)	—

Total Distributions	(0.18)	(0.52)	(0.65)	(0.65)	(0.65)	(0.63)

Net Asset Value, End of Period	$3.25	$3.70	$5.00	$6.26	$6.95	$7.55

TOTAL RETURN:	(7.46)%	(16.58)%	(10.66)%	(0.69)%	0.57%	13.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$380,401	$483,041	$723,751	$1,073,910

$

					1,037,994	$581,235
Ratio of expenses to average net assets	2.00%†	1.91%	1.84%	1.83%	1.85%	1.90%
Ratio of net investment income to
average net assetsø	8.16%†	9.86%	10.33%	9.55%	8.71%	8.66%
Portfolio turnover rate	62.44%	53.04%	27.45%	40.60%	35.34%	61.78%

See footnotes on page 20.

FINANCIAL HIGHLIGHTS

	CLASS C

	SIX MONTHS	YEAR ENDED DECEMBER 31,		5/27/99*
	ENDED			TO
	6/30/02	2001 Ø	2000	12/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$3.70	$5.00	$6.27	$6.75

Income from Investment Operations:
Net investment income	0.14	0.43	0.59	0.32
Net realized and unrealized loss
on investments	(0.41)	(1.21)	(1.21)	(0.41)

Total from Investment Operations	(0.27)	(0.78)	(0.62)	(0.09)

Less Distributions:
Dividends from net investment income	(0.14)	(0.43)	(0.59)	(0.39)
Dividends in excess of net investment
income	(0.04)	—	(0.02)	—
Return of capital	—	(0.09)	(0.04)	––

Total Distributions	(0.18)	(0.52)	(0.65)	(0.39)

Net Asset Value, End of Period	$3.25	$3.70	$5.00	$6.27

TOTAL RETURN:	(7.47)%	(16.59)%	(10.81)%	(1.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$62,876	$78,721	$87,204	$51,815
Ratio of expenses to average net assets	2.00%†	1.91%	1.84%	1.81%†
Ratio of net investment income to
average net assetsø	8.16%†	9.86%	10.33%	9.78%†
Portfolio turnover rate	62.44%	53.04%	27.45%	40.60%**

	CLASS D

	SIX MONTHS
	ENDED	YEAR ENDED DECEMBER 31,

	6/30/02	2001 Ø	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$3.70	$5.00	$6.27	$6.95	$7.55	$7.26

Income from Investment Operations:
Net investment income	0.14	0.43	0.59	0.64	0.64	0.64
Net realized and unrealized gain (loss)
on investments	(0.41)	(1.21)	(1.21)	(0.67)	(0.59)	0.28

Total from Investment Operations	(0.27)	(0.78)	(0.62)	(0.03)	0.05	0.92

Less Distributions:
Dividends from net investment income	(0.14)	(0.43)	(0.59)	(0.65)	(0.63)	(0.63)
Dividends in excess of net investment income	(0.04)	—	(0.02)	—	—	—
Return of capital	—	(0.09)	(0.04)	––	––	––
Distributions from net realized capital gains	—	—	—	—	(0.02)	—

Total Distributions	(0.18)	(0.52)	(0.65)	(0.65)	(0.65)	(0.63)

Net Asset Value, End of Period	$3.25	$3.70	$5.00	$6.27	$6.95	$7.55

TOTAL RETURN:	(7.47)%	(16.59)%	(10.81)%	(0.54)%	0.57%	13.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$161,463	$217,133	$369,286	$656,727	$769,828	$534,998
Ratio of expenses to average net assets	2.00%†	1.91%	1.84%	1.83%	1.85%	1.90%
Ratio of net investment income to
average net assetsø	8.16%†	9.86%	10.33%	9.55%	8.71%	8.66%
Portfolio turnover rate	62.44%	53.04%	27.45%	40.60%	35.34%	61.78%

See footnotes on page 20.

FINANCIAL HIGHLIGHTS

	CLASS I

	SIX MONTHS
	ENDED		11/30/01 to
	6/30/02		12/31/01Ø

PER SHARE DATA:
Net Asset Value, Beginning of Period	$3.69		$3.77

Income from Investment Operations:
Net investment income	0.16		0.02
Net realized and unrealized loss
on investments	(0.41)		(0.05)

Total from Investment Operations	(0.25)		(0.03)

Less Distributions:
Dividends from net investment income	(0.16)		(0.01)
Dividends in excess of net investment income	(0.04)		—
Return of capital	—		(0.04)

Total Distributions	(0.20)		(0.05)

Net Asset Value, End of Period	$3.24		$3.69

TOTAL RETURN:	(6.95)%		(0.91)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$2,451		$53
Ratio of expenses to average net assets	0.84	%†	0.78	%†
Ratio of net investment income to
average net assetsø	9.32	%†	11.48	%†
Portfolio turnover rate	62.44%		53.04	%††
Without expense reimbursements:‡
Ratio of expenses to average net assets	0.98	%†	1.43	%†
Ratio of net investment income to
average net assets	9.18	%†	10.83	%†
†	Annualized.
††	For the year ended December 31, 2001.
*	Commencement of offering of shares.
**	For the year ended December 31, 1999.
‡	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
ø	As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01 for Classes A, B, C and D, decrease net realized and unrealized gain (loss) on investments per share by $0.01 for Classes A, B, C and D, and decrease the ratios of net investment income to average net assets from 10.77% to 10.61% for Class A, from 10.02% to 9.86% for Classes B, C, and D, and from 11.53% to 11.48% for Class I. The effect of this change per share for Class I was less than $0.01. The ratios for periods prior to January 1, 2001, have not been restated.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders, Seligman High-Yield Bond Series of Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Bond Series, as of June 30, 2002, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2001, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 16, 2002

TRUSTEES OF THE FUND

John R. Galvin 2, 4
Dean Emeritus, Fletcher School of Law and Diplomacy
      at Tufts University

Paul C. Guidone 1
Chief Investment Officer,
      J. & W. Seligman & Co. Incorporated

Alice S. Ilchman 3, 4
Director, Jeannette K. Watson Summer Fellowships
Trustee, Committee for Economic Development

Frank A. McPherson 3, 4
Director, Conoco Inc.
Director, Integris Health

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
      Sullivan & Cromwell

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman of the Board,
     J. & W. Seligman & Co. Incorporated Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

Leroy C. Richie 2, 4
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
      Investment Company Institute

Fred E. Brown
Trustee Emeritus

Member:	1	Executive Committee
	2	Audit Committee
	3	Trustee Nominating Committee
	4	Board Operations Committee

EXECUTIVE OFFICERS OF THE FUND

William C. Morris	Kendall C. Peterson	Lawrence P. Vogel
Chairman	Vice President	Vice President and Treasurer

Brian T. Zino	Thomas G. Rose	Frank J. Nasta
President	Vice President	Secretary

FOR MORE INFORMATION

Manager	General Distributor	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Advisors, Inc.	(800) 221-2450	Shareholder Services
100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	(800) 445-1777	Retirement Plan
Services

General Counsel	Shareholder Service Agent	(212) 682-7600	Outside the
Sullivan & Cromwell	Seligman Data Corp.		United States
100 Park Avenue
Independent Auditors	New York, NY 10017	(800) 622-4597	24-Hour Automated
Deloitte & Touche LLP			Telephone Access
Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

SELIGMAN ADVISORS, INC.
an affiliate of

J. & W. SELIGMAN & CO.
INCORPORATED

ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman High-Yield Bond Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TXHY3 6/02

Printed on Recycled Paper